Exhibit 10.22

EXECUTION VERSION

WAIVER

TO FIRST LIEN CREDIT AGREEMENT

WAIVER TO CREDIT AGREEMENT (this “Waiver”), dated as of April 6, 2017 to that certain Credit Agreement, dated as of August 20, 2015 (as amended as of November 30, 2015, October 5, 2016 and January 31, 2017 and as further amended, supplemented, waived or otherwise modified, the “Credit Agreement”), among LBM Midco, LLC, a Delaware limited liability company (“Holding”), LBM Borrower, LLC, a Delaware limited liability company (the “Borrower”), the Lenders party hereto (the “Consenting Lenders”) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”).

W I T N E S S E T H :

WHEREAS, the Borrower has engaged Deloitte & Touche LLP (“Deloitte”) as its independent auditors in 2016, replacing Crowe Horwath LLP, the auditors which audited the Borrower’s fmancial statements for the year ended December 31, 2015 and prior years;

WHEREAS, Deloitte was engaged to audit the Borrower’s fmancial statements for the years ended December 31, 2014, 2015 and 2016;

WHEREAS, during this audit, Deloitte identified a number of adjustments to the Borrower’s historical fmancial statements;

WHEREAS, the Borrower has requested that the Lenders waive any Default or Event of Default (as such terms are defined in the Credit Agreement), if any, that has arisen or may arise directly or indirectly as a result of or in connection with the Restatement (as defined below) or any action taken or any failure to take action while any such Default or Event of Default was continuing to the extent such action or failure to take action would have been permitted but for the existence of such Default or Event of Default;

WHEREAS, pursuant to Subsection 10.1 of the Credit Agreement, the Consenting Lenders have agreed to waive any such Default or Event of Default and its consequences on the terms and conditions set forth herein; and

WHEREAS, the Consenting Lenders constitute no less than the Required Lenders.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION ONE — Defined Terms.

Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION TWO — Waiver and Consent.

The Consenting Lenders hereby waive any existing or future Default or Event of Default, if any, that has arisen or may arise, directly or indirectly, as a result of or in connection with the Restatement or any action taken or any failure to take action while any such existing or future Default or Event of Default was continuing to the extent such action or failure to take action would have been permitted but for the existence of such Default or Event of Default (with all prior calculations of incurrence ratios, if applicable, calculated based on the Prior Financials (as defined below)), including without limitation any Default or Event of Default that has arisen or may arise directly or indirectly (i) from any breach of the representations and warranties contained in Sections 4.1 and 4.7 of the Credit Agreement or of any other representations and warranties contained in the Loan Documents (or any amendment, modification or supplement thereto) or contained in any certificate furnished at any time by or on behalf of any Loan Party pursuant to the Credit Agreement or any other Loan Document, (ii) from any request for or incurrence of any Incremental Commitments under the Credit Agreement after the occurrence and during the continuance of any such Default or Event of Default, (iii) from any failure to comply with any covenant or other obligation, condition or restriction under Sections 6.1, 6.2 and 6.7 of the Credit Agreement or with any other covenants and conditions in the Loan Documents and (iv) under Section 8.1(e) of the Credit Agreement or otherwise under Section 8 of the Credit Agreement, in each case as a result of or in connection with the Restatement, if any. For purposes of this Waiver, “Restatement” shall mean any restatement of, or revision or adjustment to, one or more of the annual or quarterly fmancial statements of the Borrower and its consolidated Subsidiaries or, as the case may be, of the Target and its consolidated Subsidiaries delivered or referred to under the Credit Agreement or otherwise issued by the Borrower from time to time in each case for periods ended prior to December 31, 2016 (the “Prior Financials”).

SECTION THREE — Condition to Effectiveness. This Waiver shall become effective on the date (the “Effective Date”) when each of the following conditions has been satisfied:

(1)              Holding, the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered such counterpart to the Administrative Agent;

(2)                   each Guarantor shall have delivered a duly executed counterpart of the acknowledgement and consent attached to this Waiver (the “Acknowledgment”) to the Administrative Agent;

(3)              the Administrative Agent shall have received for the account of each Consenting Lender who executed and delivered a signature page to this Waiver on or prior to 5:00 PM New York City time on Thursday, April 6, 2017 a consent fee equal to 0.05% of the aggregate principal amount of Term Loans held by the applicable Consenting Lender on the Effective Date; and

(4)                   the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including reimbursement or payment of all out-of-

pocket expenses required to be reimbursed or paid by the Borrower in connection with the transactions contemplated hereby.

SECTION FOUR — Representations and Warranties.

As of the date hereof, the Borrower represents and warrants as follows:

(1)         Corporate Existence; Compliance with Law. Each of the Loan Parties (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation, except (other than with respect to the Borrower), to the extent that the failure to be organized, existing and in good standing would not reasonably be expected to have a Material Adverse Effect, (b) has the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, except to the extent that the failure to have such legal right would not be reasonably expected to have a Material Adverse Effect, (c) is duly qualified as a corporation or limited liability company and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing would not be reasonably expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith would not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

(2)                                 Corporate Power; Authorization; Enforceable Obligations. Each of the Loan Parties has the corporate or other organizational power and authority, and the legal right, to make, deliver and perform, in the case of Holding and the Borrower, this Waiver and, in the case of each Guarantor, the Acknowledgment and each such Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance thereof. No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of any Loan Party in connection with the execution, delivery, performance, validity or enforceability of this Waiver or the Acknowledgment, except for consents, authorizations, notices and filings which the failure to obtain or make would not reasonably be expected to have a Material Adverse Effect. This Waiver has been duly executed and delivered by the Borrower and the Acknowledgment has been duly executed and delivered on behalf of each Guarantor. This Waiver constitutes a legal, valid and binding obligation of the Borrower and the Acknowledgment and each other Loan Document to which any Loan Party is a party which has been executed and delivered constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, in each case except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(3)                                 No Legal Bar. The execution, delivery and performance of this Waiver or the Acknowledgment by any of the applicable Loan Parties (a) will not violate any Requirement of

Law or Contractual Obligation of such Loan Party in any respect that would reasonably be expected to have a Material Adverse Effect, (b) will not result in, or require the creation or imposition of any Lien (other than Liens permitted under the Credit Agreement) on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation and (c) will not violate any provision of the Organizational Documents of such Loan Party, except (other than with respect to the Borrower) as would not reasonably be expected to have a Material Adverse Effect.

(4)                                 No Default. On the date hereof after giving effect to this Waiver, no Default or
Event of Default has occurred and is continuing.

(5)         Other Representations. After giving effect to this Waiver, the representations and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality, Material Adverse Effect or words of similar import, in all respects) on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall have been true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality, Material Adverse Effect or words of similar import, in all respects) as of such earlier date.

SECTION FIVE — Effect of Waiver; Acknowledgement.

(1)         Except as expressly set forth herein, this Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any Agent, any Lender or any Loan Party under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which (including with respect to the security interests and liens granted to the Agents and the other Secured Parties under the Loan Documents) are ratified and affirmed in all respects and shall continue in full force and effect except that, on and after the effectiveness of this Waiver, each reference to the Credit Agreement in the Loan Documents and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’ or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, mean and be a reference to the Credit Agreement as modified by this Waiver. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. This Waiver is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

(2)         Without limiting the foregoing, each of the Loan Parties party to the Guarantee and Collateral Agreement or any other Security Documents, in each case as amended, supplemented or otherwise modified from time to time, hereby (i) acknowledges and agrees that all of its obligations under the Guarantee and Collateral Agreement and the other Security Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii)

reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Secured Parties and reaffirms the guaranties made pursuant to the Guarantee and Collateral Agreement, (iii) acknowledges and agrees that the grants of security interests by and the guaranties of the Loan Parties contained in the Guarantee and Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect after giving effect to the Waiver, and (iv) agrees that the Borrower Obligations and the Guarantor Obligations (each as defined in the Guarantee and Collateral Agreement) include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on any Loan incurred after the Effective Date pursuant to the Credit Agreement, as modified by this Waiver.

(3) For the avoidance of doubt, (x) this Waiver does not constitute an acknowledgement by the Borrower or its Subsidiaries that any Restatement would result in a Default or Event of Default under the Loan Documents and the Borrower and its Subsidiaries reserve all of their respective rights under the Loan Documents in connection therewith, and (y) it is agreed all Term Loans (as defined in the Credit Agreement) and Term Loans (as defined in the Second Lien Credit Agreement) outstanding as of the date hereof are permitted to have been incurred, to be outstanding and to be secured by a Lien (as defined in each of the Credit Agreement and the Second Lien Credit Agreement, as applicable) on the Collateral (as defined in each of the Credit Agreement and the Second Lien Credit Agreement, as applicable) pursuant to subsections 7.1 and 7.2 of each of the Credit Agreement and the Second Lien Credit Agreement.

SECTION SIX — Successors and Assigns. This Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under Subsection 10.6 of the Credit Agreement.

SECTION SEVEN — Severability. Any provision of this Waiver which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION EIGHT — Counterparts. This Waiver may be executed by one or more of the parties to this Waiver on any number of separate counterparts (including by telecopy and other electronic transmission), and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Waiver signed by all the parties shall be delivered to the Borrower and the Administrative Agent.

SECTION NINE — Governing Law, etc. The provisions of the Credit Agreement under the headings “Governing Law”, “Submission to Jurisdiction; Waivers” and “Waiver of Jury Trial” are incorporated by reference herein, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered by their respective duly authorized officers as of the date first above written.

LBM BORROWER, LLC

By:	/s/ Brian Hein
	Name:	Brian Hein
	Title:	Assistant Vice President

[Signature Page to 1L Waiver]

LBM MIDCO, LLC

By:	/s/ Matthew S. Edgerton
Name:	Matthew S. Edgerton
Title:

[Signature Page to 1L Waiver]

Acknowledged by:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and Collateral Agent

By:	/s/ Christopher Day
Name:	Christopher Day
Title:	Authorized Signatory

By:	/s/ Joan Park
Name:	Joan Park
Title:	Authorized Signatory

Absalon II Limited

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
Title:

Adirondack Park CLO Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:		/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

American Beacon Sound Point Floating Rate Income Fund, a series of American Beacon Funds

By: Sound Point Capital Management, LP as Sub-Advisor

By:		/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

By:
Name:
Title:

AMMC CLO 15, LIMITED

By: American Money Management Corp., as Collateral Manager

By:		/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

By:
Name:
Title:

AMMC CLO 16, LIMITED

By: American Money Management Corp.,
as Collateral Manager

By:		/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

By:
Name:
Title:

AMMC CLO 17, LIMITED

By: American Money Management Corp.,
as Collateral Manager

By:		/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

By:
Name:
Title:

AMMC CLO 18, LIMITED

By: American Money Management Corp.,
as Collateral Manager

By:		/s/ David Meyer
	Name:	David Meyer
	Title:	Senior Vice President

By:
Name:
Title:

AMMC CLO 19, LIMITED

By: American Money Management Corp.,
as Collateral Manager

By:		/s/ David Meyer
	Name:	David Meyer
	Title:	Senior Vice President

By:
Name:
Title:

AMMC CLO 20, LIMITED

By: American Money Management Corp.,
as Collateral Manager

By:		/s/ David Meyer
	Name:	David Meyer
	Title:	Senior Vice President

By:
Name:
Title:

AMMC CLO XI, LIMITED

By: American Money Management Corp.,
as Collateral Manager

By:		/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

By:
Name:
Title:

AMMC CLO XII, LIMITED

By: American Money Management Corp., as Collateral Manager

By:		/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

By:
Name:
Title:

AMMC CLO XIII, LIMITED

By: American Money Management Corp., as Collateral Manager

By:		/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

By:
Name:
Title:

AMMC CLO XIV, LIMITED

By:	/s/ David P. Meyer
	Name:	David P. Meyer
	Title:	Senior Vice President

By:
Name:
Title:

Anchorage Capital CLO 2012-1, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
Title:

Anchorage Capital CLO 2013-1, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
Title:

Anchorage Capital CLO 3, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
Title:

Anchorage Capital CLO 4, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
Title:

Anchorage Capital CLO 5, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
Title:

Anchorage Capital CLO 6, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
Title:

Anchorage Capital CLO 7, Ltd.

BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
Title:

Anchorage Capital CLO 8, Ltd.

By: Anchorage Capital Group, L.L.C., its

Collateral Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
Title:

Anchorage Capital CLO 9, Ltd.

By: Anchorage Capital Group, L.L.C., its

Collateral Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
Title:

Anchorage Credit Funding 1, Ltd.

By: Anchorage Capital Group, L.L.C., its

Collateral Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Bank Debt Settlements Manager

By:
Name:
Title:

Anchorage Credit Funding 2, Ltd

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
Title:

Anchorage Credit Funding 3, Ltd

By: Anchorage Capital Group, L.L.C., its

Collateral Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
Title:

Anchorage Credit Funding 4, Ltd

By: Anchorage Capital Group, L.L.C., its

Collateral Manager

By:	/s/ Melissa Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

By:
Name:
Title:

ANFIELD FUNDING ULC

By:	/s/ Madonna Sequeira
	Name:	Madonna Sequeira
	Title:	Authorized Signatory

By:
Name:
Title:

Ares CLO Warehouse 2017-1 Ltd

By: Ares CLO Management LLC, as its Asset Manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.

BY: ARES ENHANCED LOAN MANAGEMENT IR, L.P., AS PORTFOLIO MANAGER

BY: ARES ENHANCED LOAN IR GP, LLC, ITS GENERAL PARTNER

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Ares Institutional Credit Fund, LP

By: Ares Institutional Credit GP LLC, its general partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Ares Institutional Loan Fund B.V.

BY: Ares Management Limited, as manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Ares Senior Loan Trust

BY: Ares Senior Loan Trust Management, L.P., Its Investment Adviser

By: Ares Senior Loan Trust Management, LLC, Its General Partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Ares XL CLO Ltd.

By: Ares CLO Management II LLC, its asset manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Ares XLI CLO Ltd.

By: Ares CLO Management II LLC, as Asset Manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

ARES XXIV CLO LTD.

BY: ARES CLO MANAGEMENT XXIV, L.P., ITS ASSET MANAGER

BY: ARES CLO GP XXIV, LLC, ITS GENERAL PARTNER

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

ARES XXIX CLO LTD.

By: Ares CLO Management XXIX, L.P., its Asset Manager

By: Ares CLO GP XXIX, LLC, its General Partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

ARES XXV CLO LTD.

BY: Ares CLO Management XXV, L.P., its Asset Manager

By: Ares CLO GP XXV, LLC, its General Partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

ARES XXVI CLO LTD.

BY: Ares CLO Management XXVI, L.P., its Collateral Manager

By: Ares CLO GP XXVI, LLC, its General Partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

ARES XXVII CLO LTD.

By: Ares CLO Management XXVII, L.P., its Asset Manager

By: Ares CLO GP XXVII, LLC, its General Partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

ARES XXVIII CLO LTD.

By: Ares CLO Management XXVIII, L.P., its Asset Manager

By: Ares CLO GP XXVIII, LLC, its General Partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Ares XXXI CLO Ltd.

By: Ares CLO Management XXXI, L.P., its Portfolio Manager

By: Ares Management LLC, its General Partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Ares XXXII CLO Ltd.

By: Ares CLO Management XXXII, L.P., its Asset Manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Ares XXXIII CLO Ltd.

By: Ares CLO Management XXXIII, L.P., its Asset Manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Ares XXXIV CLO Ltd.

By: Ares CLO Management LLC, its collateral manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Ares XXXIX CLO Ltd.

By: Ares CLO Management II LLC, its asset manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Ares XXXV CLO Ltd.

By: Ares CLO Management LLC, its asset manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Ares XXXVII CLO Ltd.

By: Ares CLO Management LLC, its asset manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Ares XXXVIII CLO Ltd.

By: Ares CLO Management II LLC, its asset manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

ATRIUM IX

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Atrium X

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

ATRIUM XI

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Atrium XII

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

AUSTRALIANSUPER

By: Credit Suisse Asset Management, LLC, as sub-advisor to Bentham Asset Management Pty Ltd. in its capacity as agent of and investment manager for AustralianSuper Pty Ltd. in its capacity as trustee of AustralianSuper

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

AVIVA STAFF PENSION SCHEME

BY: Ares Management Limited, its Manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

BENTHAM WHOLESALE SYNDICATED LOAN FUND

By: Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Birchwood Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

Blackstone / GSO Long-Short Credit Income Fund

BY: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

BLACKSTONE/GSO STRATEGIC CREDIT FUND

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

Blackstone / GSO Senior Floating Rate Term Fund

BY: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

BOWERY FUNDING ULC

By:	/s/ Madonna Sequeira
	Name:	Madonna Sequeira
	Title:	Authorized Signatory

By:
Name:
Title:

Bowman Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

Bristol Park CLO, Ltd

By:	/s/ Iannarone, Thomas
	Name:	Iannarone, Thomas
	Title:	Authorized Signatory

By:
Name:
Title:

Burnham Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM

By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Canoe Floating Rate Income Fund

BY: AEGON USA, as its Investment Advisor

By:	/s/ John Bailey
	Name:	John Bailey
	Title:	Vice President

By:
Name:
Title:

Cardinal Fund, L.P.

By: HPS Investment Partners, LLC, as Investment Manager

By:	/s/ Adam, Serge
	Name:	Adam, Serge
	Title:	md

By:
Name:
Title:

CBAM Funding 2016-1 LLC

By:	/s/ Don Young
	Name:	Don Young
	Title:	Partner

[By:
Name:
Title: ]

CCP Loan Funding LLC

By: Citibank, N.A.,

By:	/s/ Cynthia Gonzalvo
	Name:	Cynthia Gonzalvo
	Title:	Associate Director

By:
Name:
Title:

Cedar Funding II CLO Ltd

By:	/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director - Settlements

By:
Name:
Title:

Cedar Funding III CLO, Ltd.

By:	/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director - Settlements

By:
Name:
Title:

Cedar Funding IV CLO, Ltd.

By:	/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director - Settlements

By:
Name:
Title:

Cedar Funding V CLO, Ltd.

By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director - Settlements

By:
Name:
Title:

Cedar Funding VI CLO, Ltd.

By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director - Settlements

By:
Name:
Title:

CenturyLink, Inc. defined Benefit Master Trust

BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
Title:

Citi Loan Funding Chelt LLC

By: Citibank, N.A.,

By:	/s/ Cynthia Gonzalvo
	Name:	Cynthia Gonzalvo
	Title:	Associate Director

By:
Name:
Title:

Citi Loan Funding WF2017-1 LLC

By: Citigroup Financial Products Inc.

By:	/s/ Cynthia Gonzalvo
	Name:	Cynthia Gonzalvo
	Title:	Associate Director

By:
Name:
Title:

City of New York Group Trust

BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
Title:

CLOCKTOWER US SENIOR LOAN FUND, a series trust of MYL Global Investment Trust

By: Credit Suisse Asset Management, LLC, the investment manager for Brown Brothers Harriman Trust Company (Cayman) Limited, the Trustee for Clocktower US Senior Loan Fund, a series trust of MYL Global Investment Trust

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Cole Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

Commonwealth of Pennsylvania, Treasury Department

BY: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

By:
Name:
Title:

Commonwealth of Pennsylvania, Treasury Department - Tuition Account Program

BY: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

By:
Name:
Title:

COMMONWEALTH OF PENNSYLVANIA TREASURY DEPARTMENT

By: Credit Suisse Asset Management, LLC, as investment adviser

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

COMMUNITY INSURANCE COMPANY

BY: ARES WLP MANAGEMENT, L.P., ITS INVESTMENT MANAGER

BY: ARES WLP MANAGEMENT GP, LLC, ITS GENERAL PARTNER

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

COPPERHILL LOAN FUND I, LLC

BY: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

By:	/s/ Robert Healey
	Name:	Robert Healey
	Title:	Authorized Signatory

By:	/s/ Michael Wotanowski
	Name:	Michael Wotanowski
	Title:	Authorized Signatory

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND

By: Credit Suisse Asset Management, LLC, as investment advisor

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

CREDIT SUISSE LOAN FUNDING LLC,

By:	/s/ Robert Healey
	Name:	Robert Healey
	Title:	Authorized Signatory

/s/ Michael Wotanowski
Michael Wotanowski
Authorized Signatory

CREDIT SUISSE NOVA (LUX)

By: Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

CREDIT SUISSE NOVA (LUX) acting on behalf of Credit Suisse Nova (Lux) Fixed Maturity US Loan Fund 2021

By: Credit Suisse Asset Management, LLC acting in its capacity as Investment Manager to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Cumberland Park CLO Ltd.

By: GSO / Blackstone Debt Funds Management LLC

as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

CVP Cascade CLO-1 Ltd.

BY: Credit Value Partners, LP, as Investment Manager

By:	/s/ Joseph Matteo
	Name:	Joseph Matteo
	Title:	Partner

By:
Name:
Title:

CVP Cascade CLO-2 Ltd.

BY: Credit Value Partners, LP, as Investment Manager

By:	/s/ Joseph Matteo
	Name:	Joseph Matteo
	Title:	Partner

By:
Name:
Title:

CVP Cascade CLO-3 Ltd.

By: CVP CLO Manager, LLC

as Investment Manager

By:	/s/ Joseph Matteo
	Name:	Joseph Matteo
	Title:	Partner

By:
Name:
Title:

Dignity Health

BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
Title:

DOLLAR SENIOR LOAN FUND, LTD.

By: Credit Suisse Asset Management, LLC, as investment
manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Dorchester Park CLO Ltd.

By: GSO / Blackstone Debt Funds Management LLC

as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

Dryden XXIV Senior Loan Fund,
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]

Dryden XXV Senior Loan Fund,
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]

Dryden XXVI Senior Loan Fund,
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]

Dryden XXVIII Senior Loan Fund,
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]

Dryden 30 Senior Loan Fund,
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]

Dryden 31 Senior Loan Fund,
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]

Dryden 33 Senior Loan Fund,
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]

Dryden 34 Senior Loan Fund,
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]

Dryden 36 Senior Loan Fund,
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]

Dryden 37 Senior Loan Fund,
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]

Dryden 38 Senior Loan Fund,
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]

Dryden 40 Senior Loan Fund,
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]

Dryden 41 Senior Loan Fund,
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]

Dryden 42 Senior Loan Fund,
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]

Dryden 43 Senior Loan Fund,
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]

Dryden 45 Senior Loan Fund,
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]

Dryden 47 Senior Loan Fund,
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]

Dryden 49 Senior Loan Fund,
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]

Dryden 50 Senior Loan Fund,
By: PGIM, Inc., as Collateral Manager

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]

Internationale Kapitalanlagegesellschaft mbH for
account of GOTH LOANS,
By: PGIM, Inc., as Fund Manager

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]

Internationale Kapitalanlagegesellschaft mbH for
account of INKA GOPK, Segment GOPK HY,
By: PGIM, Inc., as Fund Manager

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]

Prudential Investment Portfolios, Inc. 14 -
Prudential Floating Rate Income Fund,
By: PGIM, Inc., as Investment Advisor

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]

Prudential Bank Loan Fund of the Prudential Trust
Company Collective Trust,

By: PGIM, Inc., as investment advisor

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]

Pramerica Global Loan Opportunities Limited,

By: PGIM, Inc., as Investment Manager

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]

Pramerica Loan Opportunities Limited,

By: PGIM, Inc., as Investment Manager

By:	/s/ Parag Pandya
	Name:	Parag Pandya
	Title:	Vice President

[By:
Name:
	Title:	]

Emerson Park CLO Ltd.

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

ERIE INDEMNITY COMPANY

By: Credit Suisse Asset Management, LLC., as its investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

ERIE INSURANCE EXCHANGE

By: Credit Suisse Asset Management, LLC., as its investment manager for Erie Indemnity Company, as Attorney-in-Fact for Erie Insurance Exchange

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Finn Square CLO, Ltd.

BY: GSO / Blackstone Debt Funds Management LLC

as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

FS Investment Corporation IV

By: GSO / Blackstone Debt Funds Management LLC, as Sub-Adviser

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

WESPATH FUNDS TRUST

By: Credit Suisse Asset Management, LLC, the investment adviser for UMC Benefit Board, Inc., the trustee for Wespath Funds Trust

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

GoldenTree 2004 Trust

BY: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
Title:

GoldenTree Credit Opportunties 2012-1 Financing Limited

BY: GoldenTree Asset Management L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
Title:

GoldenTree Credit Opportunities 2014-1 Financing, Limited

BY: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
Title:

GoldenTree High Yield Value Fund Offshore (Strategic), Ltd.

BY: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
Title:

GoldenTree High Yield Value Fund Offshore 110 Limited

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
Title:

GoldenTree Loan Management US CLO 1, Ltd.

By: GoldenTree Loan Management LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
Title:

GoldenTree Loan Opportunities IX, Limited

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
Title:

GoldenTree Loan Opportunities VII, Ltd

BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
Title:

GoldenTree Loan Opportunities VIII, Limited

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
Title:

GOLDENTREE LOAN OPPORTUNITIES X, LIMITED

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
Title:

GOLDENTREE LOAN OPPORTUNITIES XI, LIMITED

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
Title:

GoldenTree Loan Opportunities XII, Limited

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
Title:

GOLDMAN SACHS TRUST ON BEHALF OF THE GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND

BY: GOLDMAN SACHS ASSET MANAGEMENT, L.P. AS INVESTMENT ADVISOR AND NOT AS PRINCIPAL,

By:	/s/ Ushma Dedhiya
	Name:	Ushma Dedhiya
	Title:	Authorized Signatory

[By:
Name:
	Title:	]

ABS LOANS 2007 LIMITED, A SUBSIDIARY OF GOLDMAN SACHS INSTITUTIONAL FUNDS II PLC,

By:	/s/ Ushma Dedhiya
	Name:	Ushma Dedhiya
	Title:	Authorized Signatory

[By:
Name:
	Title:	]

GOLDMAN SACHS LUX INVESTMENT FUNDS FOR THE BENEFIT OF GOLDMAN SACHS HIGH YIELD FLOATING RATE PORTFOLIO (LUX)

BY GOLDMAN SACHS ASSET MANAGEMENT, L.P. SOLELY AS ITS INVESTMENT ADVISOR AND NOT AS PRINCIPAL,

By:	/s/ Ushma Dedhiya
	Name:	Ushma Dedhiya
	Title:	Authorized Signatory

[By:
Name:
	Title:	]

Grippen Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC

as Collateral Manager to Warehouse Parent, Ltd.

By:	/s/ Iannarone, Thomas
	Name:	Iannarone, Thomas
	Title:	Authorized Signatory

By:
Name:
Title:

GT Loan Financing I, Ltd.

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
Title:

Health Net of California, Inc.

BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
Title:

High Yield and Bank Loan Series Trust

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
Title:

Highbridge Loan Management 4-2014, Ltd.

By: HPS Investment Partners, LLC

As the Collateral Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

By:
Name:
Title:

Highbridge Loan Management 5-2015, Ltd.

By: HPS Investment Partners, LLC

As the Collateral Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

By:
Name:
Title:

Highbridge Loan Management 8-2016, Ltd.

By: HPS Investment Partners, LLC

As the Collateral Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

By:
Name:
Title:

Highbridge Loan Management 7-2015, Ltd.

By: HPS Investment Partners, LLC,

its Collateral Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

By:
Name:
Title:

HPS Loan Management 9-2016, Ltd.

By: HPS Investment Partners, LLC

As the Collateral Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

By:
Name:
Title:

Jay Park CLO Ltd.

By: Virtus Partners LLC

as Collateral Administrator

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Managing Director

By:
Name:
Title:

JFIN CLO 2013 LTD.
JFIN CLO 2014 LTD.
JFIN CLO 2014-II LTD.
JFIN CLO 2015-II LTD.
JFIN CLO 2016 LTD.
JFIN CLO 2017 LTD.
JFIN MM CLO 2014 LTD.

By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Andrew Stern
	Name:	Andrew Stern
	Title:	Managing Director

JPMorgan Chase Bank, N.A

By:	/s/ Virginia R. Conway
	Name:	Virginia R. Conway
	Title:	Authorized Signatory

KAISER FOUNDATION HOSPITALS

BY: Ares Management LLC, as portfolio manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Kaiser Foundation Hospitals

By: Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

By:
Name:
Title:

KAISER PERMANENTE GROUP TRUST

BY: Kaiser Foundation Health Plan, Inc., as named fiduciary

By: Ares Management LLC, as portfolio manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Kaiser Permanente Group Trust

By: Sound Point Capital Management, LP as Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

By:
Name:
Title:

Kapitalforeningen Unipension Invest, High Yield obligationer

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
Title:

Keuka Park CLO, Ltd.

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

KP FIXED INCOME FUND

By: Credit Suisse Asset Management, LLC, as Sub-Adviser for Callan Associates Inc., the Adviser for The KP Funds, the Trust for KP Fixed Income Fund

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

KVK CLO 2013-1, Ltd

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

By:
Name:
Title:

KVK CLO 2013-2 LTD.

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

By:
Name:
Title:

KVK CLO 2014-1 Ltd.

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

By:
Name:
Title:

KVK CLO 2014-2 Ltd.

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

By:
Name:
Title:

KVK CLO 2015-1 Ltd.

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

By:
Name:
Title:

KVK CLO 2016-1 Ltd.

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

By:
Name:
Title:

Lloyds Bank Pension Trust (No. 1) Limited as trustee of Lloyds Bank Pension Scheme No. 1

BY: Ares Management Limited, its Investment Manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Lloyds Bank Pension Trust (No. 2) Limited as trustee of Lloyds Bank Pension Scheme No. 2

BY: Ares Management Limited, its Investment Manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Loomis Sayles Senior Floating Rate & Fixed Income Fund

By: Loomis, Sayles & Company, L.P., Its Investment Manager

By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

By:
Name:
Title:

Lord Abbett Bank Loan Trust

By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

By:
Name:
Title:

Lord Abbett Investment Trust - Lord Abbett Floating Rate Fund By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

By:
Name:
Title:

Louisiana State Employees’ Retirement System By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
Title:

IG Mackenzie Floating Rate Income Fund Mackenzie Strategic Bond Fund
Mackenzie Canadian All Cap Balanced Fund Mackenzie Income Fund
Manulife Sentinel Income (33) Fund UT
Great-West Life Income Fund 6.06M
London Life Income Fund 2.26MF

Mackenzie Canadian Growth Balanced Fund

Mackenzie Canadian Large Cap Balanced Fund

Mackenzie Ivy Canadian Balanced Fund

Great West Life Growth & Income Fund 6.05M

London Life Growth & Income Fund 2.27MF

Mackenzie Ivy Global Balanced Fund

Mackenzie Cundill Canadian Balanced Fund Mackenzie Canadian Short Term Income Fund Mackenzie Strategic Income Fund
IG Mackenzie Strategic Income Fund
Mackenzie Floating Rate Income Fund Mackenzie Global Tactical Bond Fund Mackenzie Global Strategic Income Fund Mackenzie Unconstrained Fixed Income Fund Mackenzie Unconstrained Bond ETF
Mackenzie Floating Rate Income ETF
Mackenzie Core Plus Canadian Fixed Income ETF

,

By:	/s/ Movin Mokbel
	Name:	Movin Mokbel
	Title:	VP, Investments

By:	/s/ Daniel Cooper
	Name:	Daniel Cooper
	Title:	VP, Investments

MADISON PARK FUNDING X, LTD.

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Madison Park Funding XI, Ltd.

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Madison Park Funding XII, Ltd.

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Madison Park Funding XIII, Ltd.

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

MADISON PARK FUNDING XIV, LTD.

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Madison Park Funding XIX, Ltd.

By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Madison Park Funding XV, Ltd.

BY: Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Madison Park Funding XVI, Ltd.

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

MADISON PARK FUNDING XVII, LTD.

BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Madison Park Funding XVIII, Ltd.

By: Credit Suisse Asset Management, LLC

as Collateral Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Madison Park Funding XX, Ltd.

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Madison Park Funding XXI, Ltd.

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Madison Park Funding XXII, Ltd.

By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Madison Park Funding XXIII, Ltd.

By: Credit Suisse Asset Management, LLC

as Collateral Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Madison Park Funding XXIV, Ltd.

By: Credit Suisse Asset Management, LLC

as Collateral Manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

MARATHON BLUE GRASS CREDIT FUND, LP

By: Marathon Asset Management, L.P.

Its: Investment Manager and Authorized Signatory

By:	/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

By:
Name:
Title:

MARATHON CLO IX LTD.

By: MARATHON ASSET MANAGEMENT, L.P.

as Portfolio Manager

By:	/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

By:
Name:
Title:

Marathon CLO V Ltd.

By:	/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

By:
Name:
Title:

Marathon CLO VI, Ltd.

By:	/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

By:
Name:
Title:

MARATHON CLO VII LTD.

By:	/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

By:
Name:
Title:

Marathon CLO VIII Ltd.

By:	/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

By:
Name:
Title:

Marine Park CLO Ltd.

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

MidOcean Credit CLO V

By: MidOcean Credit Fund Management LP, as Portfolio Manager

By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Michael Apfel
	Name:	Michael Apfel
	Title:	Managing Director

By:
Name:
Title:

MidOcean Credit CLO VI

By: MidOcean Credit Fund Management LP, as Portfolio Manager

By: Ultramar Credit Holdings, Ltd., its General Partner

By:	/s/ Michael Apfel
	Name:	Michael Apfel
	Title:	Managing Director

By:
Name:
Title:

National Electrical Benefit Fund

By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

By:
Name:
Title:

Natixis, New York Branch

By:	/s/ Julian Sacks
	Name:	Julian Sacks
	Title:	Trader

By:	/s/ Rob Karen
	Name:	Rob Karen
	Title:	Managing Director

NHIT: Senior Floating Rate and Fixed Income Trust

By: Loomis Sayles Trust Company, LLC, its Trustee

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

By:
Name:
Title:

NHIT: U.S. High Yield Bond Trust

By: Loomis, Sayles Trust Company, LLC. its Trustee

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

By:
Name:
Title:

Ocean Trails CLO IV

By: Five Arrows Managers North America LLC

as Asset Manager

By:	/s/ Cheryl A. Wasilewski
	Name:	Cheryl A. Wasilewski
	Title:	Director

By:
Name:
Title:

Ocean Trails CLO V

By: Five Arrows Managers North America LLC

as Asset Manager

By:	/s/ Cheryl A. Wasilewski
	Name:	Cheryl A. Wasilewski
	Title:	Director

By:
Name:
Title:

Ocean Trails CLO VI

By: Five Arrows Managers North America LLC

as Asset Manager

By:	/s/ Cheryl A. Wasilewski
	Name:	Cheryl A. Wasilewski
	Title:	Director

By:
Name:
Title:

ONTARIO PUBLIC SERVICE EMPLOYEES UNION PENSION PLAN TRUST FUND

By: AELIS X Management, L.P., its investment counsel

By: AELIS X Management GP, LLC, its general partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Pinnacle Park CLO, Ltd

By: GSO / Blackstone Debt Funds Management LLC

as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

CQS Credit Multi Asset Fund, a sub-fund of CQS Global Funds (Ireland) plc

Gracechurch Loans Fund, a sub-fund of CQS Global Funds (Ireland) plc

Mercer QIF Fund plc (in respect of Mercer Multi-Asset Credit Fund)

Quaestio Capital Fund (in respect of CMAP — QCF — Credit Multi Asset Pool)

By:	/s/ Sarah Higgins
	Name:	Sarah Higgins
	Title:	Authorised Signatory

QUAMVIS SCA SICAV-FIS: CMAB - SIF - Credit Multi Asset Pool B

By: Marathon Asset Management, L.P.

Its: Sub-Investment Manager

By:	/s/ Louis Hanover
	Name:	Louis Hanover
	Title:	Authorized Signatory

By:
Name:
Title:

Renaissance Floating Rate Income Fund

BY: Ares Capital Management II LLC, as Portfolio Sub-Advisor

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Rockwell Collins Master Trust

BY: AEGON USA, as its Investment Advisor

By:	/s/ John Bailey
	Name:	John Bailey
	Title:	Vice President

By:
Name:
Title:

Saranac CLO I Limited

By: Canaras Capital Management, LLC

As Sub-Investment Adviser

By:	/s/ Marc McAfee
	Name:	Marc McAfee
	Title:	Analyst

By:
Name:
Title:

Saranac CLO II Limited

By: Canaras Capital Management, LLC

As Sub-Investment Adviser

By:	/s/ Marc McAfee
	Name:	Marc McAfee
	Title:	Analyst

By:
Name:
Title:

Saranac CLO III Limited

By: Canaras Capital Management, LLC

As Sub-Investment Adviser

By:	/s/ Marc McAfee
	Name:	Marc McAfee
	Title:	Analyst

By:
Name:
Title:

SEI INSTITUTIONAL INVESTMENTS TRUST - OPPORTUNISTIC INCOME FUND

BY: ARES MANAGEMENT LLC, AS SUB-ADVISOR

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

SEI INSTITUTIONAL MANAGED TRUST ENHANCED INCOME FUND

BY: ARES MANAGEMENT LLC, AS SUB-ADVISER

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Seneca Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC

as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

SENIOR SECURED FLOATING RATE LOAN FUND

By: Credit Suisse Asset Management, LLC, the Portfolio Manager for

Propel Capital Corporation, the manager for

Senior Secured Floating Rate Loan Fund

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

Sheridan Square CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC as
Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

Sound Point CLO II, Ltd

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

By:
Name:
Title:

Sound Point CLO III, Ltd

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

By:
Name:
Title:

Sound Point CLO IV, Ltd

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

By:
Name:
Title:

Sound Point CLO IX, Ltd.

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

By:
Name:
Title:

Sound Point CLO V, Ltd.

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

By:
Name:
Title:

Sound Point CLO VI, Ltd.

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

By:
Name:
Title:

Sound Point CLO VIII, Ltd.

BY: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

By:
Name:
Title:

Sound Point CLO X, Ltd.

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

By:
Name:
Title:

Sound Point CLO XIV, Ltd.

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

By:
Name:
Title:

Sound Point CLO XV, Ltd

By: Sound Point Capital Management, LP as Collateral Manager

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

By:
Name:
Title:

Sound Point Senior Floating Rate Master Fund, L.P.

BY: Sound Point Capital Management, LP as Investment Advisor

By:	/s/ Andrew Wright
	Name:	Andrew Wright
	Title:	Authorized Signatory

By:
Name:
Title:

SSD LOAN FUNDING LLC

By: Citibank, N.A.,

By:	/s/ Cynthia Gonzalvo
	Name:	Cynthia Gonzalvo
	Title:	Associate Director

By:
Name:
Title:

STATE OF NEW MEXICO STATE INVESTMENT COUNCIL

By: authority delegated to the New Mexico State Investment
Office

By: Credit Suisse Asset Management, LLC, its investment
manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Managing Director

By:
Name:
Title:

State of Wisconsin Investment Board

BY: Loomis, Sayles & Company, L.P., Its Investment Manager

Loomis Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

By:
Name:
Title:

Stewart Park CLO, Ltd.

BY: GSO / Blackstone Debt Funds Management LLC

as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

Stichting PGGM Depositary acting in its capacity as title holder for PGGM High Yield Fund

BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
Title:

Swiss Capital Pro Loan III Plc

By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
Title:

Taconic Park CLO Ltd.

By: GSO / Blackstone Debt Funds Management LLC

as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

Thacher Park CLO, Ltd.

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

THL Credit Wind River 2016-2 CLO Ltd.

By THL Credit Advisors LLC, its Warehouse Collateral Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

By:
Name:
Title:

THL Credit Wind River 2017-1 CLO Ltd.

By THL Credit Advisors LLC, its

Warehouse Collateral Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

By:
Name:
Title:

Transamerica Floating Rate

BY: AEGON USA, as its Investment Advisor

By:	/s/ John Bailey
	Name:	John Bailey
	Title:	Vice President

By:
Name:
Title:

Treman Park CLO, Ltd.

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

Trinity Health Corporation (d/b/a Che Trinity Inc,)

By: Loomis, Sayles & Company, L.P., Its Investment Manager

By: Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

By:
Name:
Title:

Tryon Park CLO Ltd.

BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

The University of Chicago

BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

By:
Name:
Title:

Venture XI CLO, Limited

BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
Title:

VENTURE XII CLO, Limited

BY: its investment advisor

MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
Title:

VENTURE XIII CLO, Limited

BY: its Investment Advisor

MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
Title:

VENTURE XIV CLO, Limited

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
Title:

VENTURE XIX CLO, Limited

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
Title:

VENTURE XV CLO, Limited

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
Title:

VENTURE XVI CLO, Limited

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
Title:

Venture XVII CLO Limited

BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
Title:

Venture XVIII CLO, Limited

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
Title:

VENTURE XX CLO, Limited

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
Title:

Venture XXI CLO, Limited

By: its investment advisor

MIX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
Title:

Venture XXII CLO Limited

By: its investment advisor MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
Title:

Venture XXIII CLO, Limited

By: its investment advisor MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
Title:

Venture XXIV CLO, Limited

By: its investment advisor

MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
Title:

Venture XXV CLO Limited

By: its Investment Advisor, MJX Asset Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
Title:

Venture XXVI CLO, Limited

By: its investment advisor

MJX Venture Management LLC

By:	/s/ Frederick Taylor
	Name:	Frederick Taylor
	Title:	Managing Director

By:
Name:
Title:

[Name of Lender]
The Guardian Life Insurance Company of America

By:	/s/ Kevin Booth
	Name:	Kevin Booth
	Title:	Managing Director

[By:
Name:
Title: ]

[Name of Lender]
Park Avenue Institutional Adviser CLO Ltd. 2016-1

By:	/s/ Kevin Booth
	Name:	Kevin Booth
	Title:	Managing Director

[By:
Name:
Title: ]

[Name of Lender]
Park Avenue Institutional Advisers CLO Ltd. 2017-1

By:	/s/ Kevin Booth
	Name:	Kevin Booth
	Title:	Managing Director

[By:
Name:
Title: ]

[Name of Lender]
Victory Floating Rate Fund

By:	/s/ Kevin Booth
	Name:	Kevin Booth
	Title:	Managing Director

[By:
Name:
Title: ]

Ares XLII CLO Ltd.

By: Ares CLO Management II LLC, its asset manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

By:
Name:
Title:

Watford Asset Trust I

by Highbridge Principal Strategies, LLC as its Investment Manager

By:	/s/ Serge Adam
	Name:	Serge Adam
	Title:	Managing Director

By:
Name:
Title:

Webster Park CLO, Ltd

By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

Wellfleet CLO 2015-1, Ltd.

By:	/s/ Dennis Talley
	Name:	Dennis Talley
	Title:	Portfolio Manager

By:
Name:
Title:

Wellfleet CLO 2016-1, Ltd.

By:	/s/ Dennis Talley
	Name:	Dennis Talley
	Title:	Portfolio Manager

By:
Name:
Title:

Westcott Park CLO, Ltd.

By: GSO / Blackstone Debt Funds Management LLC

as Collateral Manager to Warehouse Parent, Ltd.

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

By:
Name:
Title:

WM Pool - High Yield Fixed Interest Trust

By: Loomis, Sayles & Company, L.P., its Investment Manager

By: Loomis, Sayles & Company, Incorporated, its General Partner

By:	/s/ Mary McCarthy
	Name:	Mary McCarthy
	Title:	Vice President, Legal and Compliance Analyst

By:
Name:
Title:

ZAIS CLO 1, Limited

ZAIS CLO 1, Limited

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

By:
Name:
Title:

ZAIS CLO 2, Limited

ZAIS CLO 2, Limited

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

By:
Name:
Title:

ZAIS CLO 3, Limited

ZAIS CLO 3, Limited

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

By:
Name:
Title:

ZAIS CLO 6, Limited

By: Zais Leveraged Loan Master Manager, LLC its collateral manager

By: Zais Group, LLC, its sole member

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

By:
Name:
Title:

Cutwater 2014-I, Ltd. (by Cutwater Investor Services Corp. as Collateral Manager),

By:	/s/ Brian Carlson
	Name:	Brian Carlson
	Title:	Authorized Signor

[By:
Name:
	Title:	]

Cutwater 2014-11, Ltd. (by Cutwater Investor Services Corp. as Collateral Manager),

By:	/s/ Brian Carlson
	Name:	Brian Carlson
	Title:	Authorized Signor

[By:
Name:
	Title:	]

Cutwater 2015-I, Ltd. (by Cutwater Investor Services Corp. as Collateral Manager),

By:	/s/ Brian Carlson
	Name:	Brian Carlson
	Title:	Authorized Signor

[By:
Name:
	Title:	]

Tuolumne Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC
as Collateral Manager

By:	/s/ Michael J. Starshak Jr.
	Name:	Michael J. Starshak Jr.
	Title:	Officer

[By:	N/A
Name:
	Title:	]

Lockwood Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC
as Collateral Manager

By:	/s/ Michael J. Starshak Jr.
	Name:	Michael J. Starshak Jr.
	Title:	Officer

[By:	N/A
Name:
	Title:	]

Nelder Grove CLO, Ltd.
By: Tall Tree Investment Management, LLC
as Collateral Manager

By:	/s/ Michael J. Starshak Jr.
	Name:	Michael J. Starshak Jr.
	Title:	Officer

[By:	N/A
Name:
	Title:	]

Each Guarantor acknowledges and consents to each of the foregoing provisions of this Waiver. Each Guarantor further acknowledges and agrees that all Obligations with respect to the Commitments and the Loans under the Credit Agreement as modified by this Waiver shall be fully guaranteed and secured pursuant to the Guarantee and Collateral Agreement and the other applicable Loan Documents to which such Guarantor is a party in accordance with the terms and provisions thereof.

[Signature Page to follow]

GUARANTORS:
LBM Midco, LLC
US LBM Holdings, LLC
BEP/Lyman, LLC
Musselman Lumber - US LBM, LLC
Direct Cabinet Sales - US LBM, LLC
Shelly Enterprises - US LBM, LLC
Standard Supply & Lumber - US LBM, LLC
Coastal Roofing Supply - US LBM, LLC
Lumber Specialties - US LBM, LLC
Fond du Lac Property - US LBM, LLC
East Haven Builders Supply - US LBM, LLC
Bellevue Builders Supply - US LBM, LLC
Kentucky Indiana Lumber - US LBM, LLC
Desert Lumber - US LBM, LLC
Jones Lumber - US LBM, LLC
Bear Truss - US LBM, LLC
Bear Truss Property, LLC
H & H Lumber - US LBM, LLC
American Masons & Building Supply - US LBM, LLC
LS Property, LLC
Richardson Gypsum - US LBM, LLC
Universal Supply Company, LLC
Wisconsin Building Supply - US LBM, LLC
Wallboard Supply Company - US LBM, LLC
Lampert Yards - US LBM, LLC
Hines Buildings Supply - US LBM, LLC
Kirkland Property - US LBM, LLC
Hampshire Property - US LBM, LLC
EHBS Manchester Properties, LLC
John H. Myers & Son - US LBM, LLC
Rosen Materials of Nevada LLC
Rosen Brick America, LLC
Rosen Materials, LLC
Feldman Lumber — US LBM, LLC
Gold & Reiss - US LBM, LLC
LouMac Distributors - US LBM, LLC
GBS Building Supply — US LBM, LLC
GBS Property, LLC
Gypsum Acquisition, LLC
Poulin Lumber — US LBM, LLC
Building Supply Association — US LBM, LLC
NextGen — US LBM, LLC
NextGen Property, LLC

[Signature Page to 1L Waiver]

Parker’s Building Supply — US LBM, LLC
Darby Doors, LLC
Total Trim, LLC
B & C Fasteners, Inc.
Alco Doors, LLC
Raymond Building Supply LLC
US LBM Ridout Holdings, LLC
US LBM Corporate Holdings, Inc.
US LBM Ridout Asset Holdings, LLC
Arkansas Wholesale Lumber, LLC
Ridout Contractor Outlet of Fayetteville, LLC
Ridout Door Manufacturing, LLC
Ridout Lumber Company of Batesville, LLC
Ridout Lumber Company of Benton, LLC
Ridout Lumber Company of Cabot, LLC
Ridout Lumber Company of Jonesboro, LLC
Ridout Lumber Company of Joplin, LLC
Ridout Lumber Company of Rogers, LLC
Ridout Lumber Co. of Russellville, Inc.
Ridout Lumber Co. of Conway, Inc.
Ridout Lumber Co. of Searcy, Inc.

By:	/s/ Brian Hein
Name:	Brian Hein
Title:	Authorized Signature

[Signature Page to 1L Waiver]